UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 27, 2017 (Date of earliest event reported)
GSI Technology, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-33387 (Commission File Number)	77-0398779 (IRS Employer Identification Number)

1213 Elko Drive, Sunnyvale, California (Address of principal executive offices)		94089 (Zip Code)
(408) 331-8800 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition

On July 27, 2017, GSI Technology, Inc. (the "Company") issued a press release reporting financial results for its first fiscal quarter ended June 30, 2017. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of GSI Technology, Inc. dated July 27, 2017

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2017	GSI TECHNOLOGY, INC. By: /s/ Douglas M. Schirle Douglas M. Schirle Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of GSI Technology, Inc. dated July 27, 2017